UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2018

Herbalife Nutrition Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands	KY1-1106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213)745-0500

Herbalife Ltd.

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Herbalife Nutrition Ltd. (the “Company”) held its 2018 Annual General Meeting of Shareholders on April 24, 2018 (the “Meeting”). The proposals voted upon at the Meeting and the final results of the shareholder vote on each proposal are set forth below. Each of the proposals is summarized in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 13, 2018.

(1)	Election of directors.

	For	Against	Abstain	Broker Non-votes
Michael O. Johnson	73,595,175	242,200	17,747	7,771,454
Jeffrey T. Dunn	71,375,233	2,471,171	8,718	7,771,454
Dr. Richard H. Carmona	71,175,355	2,670,958	8,808	7,771,454
Jonathan Christodoro	70,906,917	2,939,286	8,918	7,771,454
Hunter C. Gary	72,228,535	1,615,067	11,519	7,771,454
Nicholas Graziano	73,341,633	503,753	9,736	7,771,454
Alan LeFevre	73,819,426	22,911	12,784	7,771,454
Jesse A. Lynn	70,511,137	3,332,456	11,529	7,771,454
Juan Miguel Mendoza	73,018,928	822,338	13,855	7,771,454
Michael Montelongo	73,345,726	500,726	8,670	7,771,454
James L. Nelson	72,888,387	955,016	11,719	7,771,454
Maria Otero	73,522,599	317,168	15,354	7,771,454
Margarita Palau-Hernandez	73,693,468	28,780	132,874	7,771,454
John Tartol	73,009,755	834,029	11,338	7,771,454

(2)	Approve, on an advisory basis, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-votes
73,035,344	559,192	260,586	7,771,454

(3)	Approve, as a special resolution, the name change of the Company from “Herbalife Ltd.” to “Herbalife Nutrition Ltd.”

For	Against	Abstain	Broker Non-votes
81,574,701	42,033	9,842	0

(4)	Approve, as a special resolution, an amendment and restatement of the Company’s Amended and Restated Memorandum and Articles of Association.

For	Against	Abstain	Broker Non-votes
73,825,918	17,528	11,675	7,771,454

(5)	Effect a two-for-one stock split of the Company’s common shares.

For	Against	Abstain	Broker Non-votes
80,981,780	637,424	7,372	0

(6)	Ratification of the Company’s independent registered public accountants for fiscal 2018.

For	Against	Abstain	Broker Non-votes
81,580,531	27,488	18,556	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Nutrition Ltd.

April 27, 2018	By:	/s/ John G. DeSimone
Name: John G. DeSimone
Title: Chief Financial Officer